UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 27, 2007

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	0-25538	72-1287456
(State or other jurisdiction of incorporation)	(SEC File No.)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 27, 2007, the Registrant issued a press release to report earnings for the quarter ended June 30, 2007.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On July 27, 2007, the Registrant issued a press release to announce the completion of a stock repurchase plan and the commencement of a new stock repurchase plan. A copy of the press release is furnished with this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Section 9 –Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1 - Press Release dated July 27, 2007 (earnings)

Exhibit 99.2 - Press Release dated July 27, 2007 (repurchase)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
	By:	/s/ J. L. Chauvin
Date: July 27, 2007		J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer